UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2022 (June 14, 2022)

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Simply, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

 10801 NW 97th Avenue, Suite 9

Miami, FL 33178
(Address of principal executive offices, including zip code)

(786) 254-6709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIMP	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On June 14, 2022, Simply, Inc. (the “Company”) announced that it commenced bankruptcy proceedings (the “Chapter 7 Case”) by filing a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). The Chapter 7 Case was filed in the United States Bankruptcy Court for the District of Utah, Case No. 22-22242-KRA (the “Bankruptcy Filing”). As a result of the Bankruptcy Filing, George Hofmann has been appointed as interim Chapter 7 trustee (the “Chapter 7 Trustee”), and the assets of the Company will be liquidated in accordance with the Bankruptcy Code.

The Company’s wholly-owned subsidiary Simply Mac, Inc. (“Simply Mac”) separately commenced bankruptcy proceedings by filing a voluntary petition for relief under the provisions of Chapter 7 of  the Bankruptcy Code.  Simply Mac’s Chapter 7 filing was filed in the United States Bankruptcy Court for the District of Utah, Case No. 22-22239-KRA. As a result of this filing, George Hofmann has been appointed as interim Chapter 7 trustee, and the assets of Simply Mac will be liquidated in accordance with the Code.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement.

The Bankruptcy Filing triggers Events of Default under all of the Company’s outstanding debt obligations.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

With the appointment of the Chapter 7 Trustee and concurrent with the Bankruptcy Filing, on June 14, 2022, the employment of Reinier Voigt, President, Chief Executive Officer and Director, and of Vernon A. LoForti, Senior Vice President, Chief Financial Officer and Corporate Secretary, were terminated. As a result, the Company no longer has any current officers.

Also, with the appointment of the Chapter 7 Trustee and concurrent with the Bankruptcy Filing, on June 14, 2022, directors Reinier Voigt, Kevin Taylor, and Michael Galloro resigned as members of the Company’s Board of Directors. The Company has no current members of the Board of Directors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simply, Inc.
Date:	June 16, 2022	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer